                                                                    Exhibit 10.3

                             (SUBSIDIARY) GUARANTY
                             ---------------------

     GUARANTY dated as of this __ day of May, 1999, by ORC TELESERVICE CORP., a Delaware corporation ("TeleServices"), ORC PROTEL, INC., a Delaware corporation ("ProTel"), MACRO INTERNATIONAL INC., a Delaware corporation ("Macro"), QUANTUM RESEARCH CORPORATION, a Maryland corporation ("Quantum") (TeleServices, ProTel, Macro and Quantum are sometimes referred to individually as a "Guarantor" and collectively as the "Guarantors"), for the benefit of HELLER FINANCIAL, INC., a Delaware corporation, as agent ("Agent") for the benefit of the Agent and Lenders (as defined in the Credit Agreement described below).

                                   RECITALS:

          WHEREAS, Opinion Research Corporation, a Delaware corporation ("Parent") is the legal and beneficial owner, directly or indirectly, of all of the issued and outstanding capital stock of Guarantors; and

          WHEREAS, Parent and ORC Inc., a Delaware corporation ("ORC") (ORC and Parent are sometimes referred to individually as a "Borrower" and together as the "Borrowers") have entered into a certain Credit Agreement of even date herewith (as the same may hereafter be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") with Agent for the benefit of all Lenders thereunder, and the Lenders from time to time parties thereto; and

          WHEREAS, each Borrower has received, and may hereafter receive, loans and other financial accommodations from Agent and the Lenders (including Agent in its individual capacity) under the Credit Agreement, as a result of which it has incurred, and expects simultaneously with the delivery of this Agreement to, and will hereafter, incur, "Obligations" (as that term is defined in the Credit Agreement) to the Lenders; and

          WHEREAS, each Guarantor acknowledges that, as a wholly owned subsidiary of Parent, it will receive substantial direct and indirect benefits by reason of the making of loans to Borrowers as provided in the Credit Agreement; and

          WHEREAS, one of the conditions precedent to the obligation of Agent and the Lenders to extend loans to Borrowers is the execution by Guarantors of this Guaranty and the performance by Guarantors of their obligations hereunder;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the loans under the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees with Agent, on behalf of and for the benefit of the Agent and Lenders, as follows:

     1.   Incorporation of Recitals; Defined Terms. The foregoing recitals are
          ----------------------------------------
incorporated herein by this reference. Terms that are capitalized but which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2.   Guaranty of Payment and Performance. (a) Each Guarantor hereby
          -----------------------------------
unconditionally and irrevocably, jointly and severally, guaranties to Agent and the Lenders the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the Obligations. Each Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectibility, and that the Lenders shall not be required to prosecute collection, enforcement or other remedies against a Borrower, any other guarantor of the Obligations or any other Person, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on any Guarantor for payment. Each Guarantor agrees that if, for any reason, a Borrower or any other guarantor of the Obligations shall fail or be unable to pay, punctually and fully, any of the Obligations, such Guarantor shall pay such obligations to the Lenders in full immediately upon demand. Each Guarantor agrees that one or more successive actions may be brought against any Guarantor, as often as the Lenders deem advisable, until all of the Obligations are paid and performed in full.

          (b) Notwithstanding any provision in this Guaranty to the contrary, it is intended that this Guaranty, and any interests, liens and security interests granted by the each Guarantor as security for its obligations under this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below) in the event that this Guaranty or such interest is subject to the Bankruptcy Code or any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state. Consequently, each Guarantor and Agent agree that if this Guaranty, or any such interests, liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such interest, lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of the applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, as in effect from time to time.

     3.   Continuing Guaranty. Each Guarantor agrees that the obligations of
          -------------------
Guarantor pursuant to Section 2 above and any other provision of any of the Loan Documents to which Guarantor is a party shall be primary obligations, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that any Guarantor may have against Agent, the Lenders, a Borrower, any other guarantor of the Obligations or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including without limitation:

          (a)  any lack of validity or enforceability of any of the Loan
     Documents;

          (b) any termination, amendment, modification or other change in any of the Loan Documents;

          (c) any furnishing, exchange, substitution or release of any Collateral, or any failure to perfect any Lien in any of the Collateral;

          (d) any failure, omission or delay on the part of a Borrower, any Guarantor, any other guarantor of the Obligations, Agent or the Lenders to conform or comply with any term of any of the Loan Documents or any failure of Agent or the Lenders to give notice of any Default or Event of Default;

          (e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;

          (f) any action or inaction by Agent or the Lenders under or in respect of any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of Agent or the Lenders to enforce, assert or exercise any right, power or remedy conferred on it in any of the Loan Documents, or any other action or inaction on the part of Agent or the Lenders;

          (g) any dissolution of any Guarantor or any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to a Borrower, any Guarantor or any other guarantor of the Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

          (h) any merger or consolidation of a Borrower, any Guarantor or any other guarantor of the Obligations into or with any Person, or any sale, lease or transfer of any of the assets of Borrower, any Guarantor or any other guarantor of the Obligations to any other Person;

          (i) any change in the ownership of the capital stock of any Guarantor, a Borrower or any other guarantor of the Obligations or any change in the relationship between a Borrower, any Guarantor or any other guarantor of the Obligations, or any termination of any such relationship;

          (j) any release or discharge by operation of law of a Borrower, any Guarantor or any other guarantor of the Obligations from any obligation or agreement contained in any of the Loan Documents; or

          (k) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against a Borrower or any Guarantor.

     4.   Waivers. Each Guarantor unconditionally waives, to the extent
          -------
permitted by law, (i) notice of any of the matters referred to in Section 3 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against any Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any of the Loan Documents and notice of any Default or any Event of Default or any failure on the part of a Borrower, any Guarantor or any other guarantor of the Obligations to perform or comply with any covenant, agreement, term or condition of any of the Loan Documents, (iii) any right to the enforcement, assertion or exercise against a Borrower, any Guarantor or any other guarantor of the Obligations of any right or remedy conferred under any of the Loan Documents, (iv) any requirement of diligence on the part of any Person, (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Documents, and (vi) any notice of any sale, transfer or other disposition of any right, title or interest of Agent or the Lenders under any of the Loan Documents.

     5.   Representations and Warranties. Each Guarantor represents and warrants
          ------------------------------
to Agent and the Lenders as follows:

          (a)  Organization and Qualification. Such Guarantor is a corporation
               ------------------------------
     duly organized, validly existing and in good standing under the laws of the State of its organization, has all requisite corporate power and authority to own its property and to carry on its business as now conducted and as proposed to be conducted, and is in good standing and authorized to do business in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

          (b)  Power and Authority. Such Guarantor has the corporate power and
               -------------------
     authority to enter into, execute, deliver and carry out the terms of this Guaranty and the other Loan Documents to which it is a party and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational instruments of such Guarantor.

          (c)  Binding Obligation. This Guaranty and the other Loan Documents to
               ------------------
     which such Guarantor is a party, when executed and delivered, will constitute the valid and legally binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and equitable principles.

          (d)  No Conflict. The execution, delivery and performance by such
               -----------
     Guarantor of this Guaranty and each of the other Loan Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not: (1) violate any provision of law applicable to such Guarantor, the certificate of incorporation or bylaws of such Guarantor, or any order, judgment or decree of any court or other agency of government binding on such Guarantor; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Guarantor; (3) result in or require the creation or imposition of any material Lien upon any of the properties or assets of such Guarantor (other than Liens in favor of Agent); or (4) require any approval or consent of any Person under any Contractual Obligation of such Guarantor, except for (a) such approvals or consents obtained on or before the Closing Date and (b) such violations, conflicts, breaches, Liens and defaults which would not have, and such approvals and consents the absence of which would not have, either individually or in the aggregate, a Material Adverse Effect.

          (e)  Governmental Consents. The execution, delivery and performance by
               ---------------------
     such Guarantor of this Guaranty and each of the other Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except filings required in connection with the perfection of security interests granted pursuant to the Loan Documents, and other filings, authorizations, consents and approvals, all of which have been made or obtained or the absence of which would not have, either individually or in the aggregate, a Material Adverse Effect.

          (f)  Litigation; Adverse Facts. Except as set forth on subschedule 1
               -------------------------
     to Schedule 7.1 to the Credit Agreement, there are no judgments outstanding against such Guarantor or affecting any of its property nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of such Guarantor after due inquiry, threatened against or affecting such Guarantor and/or any of its property. Such Guarantor has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability or disadvantage which could reasonably be expected to result in any Material Adverse Effect. The actions, charges, claims, demand, suits, proceedings, petitions, investigations and arbitrations set forth on such subschedule will not, if adversely determined, either individually or in the aggregate, result in any Material Adverse Effect and do not relate to and will not affect the consummation of the transactions contemplated by the Loan Documents to which such Guarantor is a party.

          (g)  Payment of Taxes. All material tax returns and reports required
               ----------------
     to be filed by such Guarantor have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Guarantor and upon its properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable. None of the United States income tax returns of such Guarantor are under audit. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of such Guarantor in respect of any taxes or other governmental charges are in accordance with GAAP.

          (h)  Burdensome Obligations; Solvency. After giving effect to the
               --------------------------------
     transactions contemplated by this Guaranty and the other Loan Documents to which such Guarantor is a party and after giving effect to the provisions of Section 2(b) hereof, such Guarantor (i) will not be a party to or be bound by any franchise, agreement, deed, lease or other instrument, or be subject to any restriction, which is so unusual or burdensome, so as to cause, in the foreseeable future, a Material Adverse Effect, (ii) does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as they become due, (iii) owns and will own property, the fair saleable value of which is (I) greater than the total amount of its liabilities (including contingent liabilities) and (II) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (iv) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted. Such Guarantor does not presently anticipate that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome so as to have, either individually or in the aggregate, a Material Adverse Effect.

     6.   Subordination. Each Guarantor agrees that any and all present and
          -------------
future debts and obligations of a Borrower to such Guarantor hereby are subordinated to the claims of Agent and the Lenders and hereby are assigned by such Guarantor to Agent for the benefit of the Lenders as security for its obligations hereunder.

     7.   Reinstatement. The obligations of each Guarantor pursuant to this
          -------------
Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or otherwise must be restored or returned by Agent or the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor, a Borrower or any other guarantor of the Obligations or otherwise, all as though such payment had not been made.

     8.   Successors and Assigns. This Guaranty shall inure to the benefit of
          ----------------------
Agent, the Lenders, and their successors and assigns. This Guaranty shall be binding on each Guarantor, its successors and assigns, and shall continue in full force and effect until all of the Obligations are paid and performed in full.

     9.   No Waiver of Rights. No delay or failure on the part of Agent or the
          -------------------
Lenders to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in the same, similar or other circumstance.

     10.  Modification. The terms of this Guaranty may be waived, discharged,
          ------------
or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of all of the Lenders.

     11.  Costs and Expenses. Each Guarantor agrees to pay on demand all costs
          ------------------
and expenses incurred by or on behalf of Agent and the Lenders (including, without limitation, attorneys' fees and expenses) in enforcing the obligations of such Guarantor under this Guaranty.

     12.  Joinder. Each Guarantor agrees that any action to enforce this
          -------
Guaranty may, to the extent permitted by law, be brought against Guarantor without any reimbursement or joinder of a Borrower or any other guarantor of the Obligations in such action.

     13.  Security. The obligations of such Guarantor hereunder are secured by
          --------
the portion of the Collateral pledged by such Guarantor to Agent, for the benefit of the Lenders, pursuant to the terms of that certain Security Agreement of even date herewith among Guarantors and Agent.

     14.  Severability. If any provision of this Guaranty is deemed to be
          ------------
invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or other governmental authority, this Guaranty shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provision hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

     15.  Notices.
          -------

     Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, telexed or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy or telex, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Chicago time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four Business Days after depositing in the United States mail, with postage prepaid and properly addressed.

     Notices shall be addressed as follows:

     If to Guarantor:         c/o OPINION RESEARCH CORPORATION
                              23 Orchard Road
                              Skillman, New Jersey 08542-0183
                              ATTN: Chief Executive Officer
                              Telecopy: (908) 281-5103

     With a copy to:          WOLF, BLOCK, SCHORR AND
                                SOLIS-COHEN LLP
                              111 South Fifteenth Street
                              12/th/ floor
                              Philadelphia, Pennsylvania 19102-2678
                              Telecopy: (215) 977-2740

                              [after July 4, 1999]

                              WOLF, BLOCK, SCHORR AND
                                SOLIS-COHEN LLP
                              1650 Arch Street
                              Philadelphia, Pennsylvania 19103
                              Telecopy: (215) 977-2740


     If to Agent:             HELLER FINANCIAL, INC.
                              500 West Monroe Street
                              Chicago, Illinois 60661
                              ATTN:  Account Manager
                                     Corporate Finance
                              Telecopy:  (312) 441-7367

     With a copy to:          HELLER FINANCIAL, INC.
                              500 West Monroe Street
                              Chicago, Illinois 60661
                              ATTN:  Legal Services
                                     Corporate Finance
                              Telecopy:  (312) 441-6876

or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section
15. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.


     16.  APPLICABLE LAW.  THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE
          --------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL

LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     17.  CONSENT TO JURISDICTION. EACH GUARANTOR CONSENTS TO THE JURISDICTION
          -----------------------
OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GUARANTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

     18.  WAIVER OF JURY TRIAL. EACH GUARANTOR, AGENT AND EACH LENDER HEREBY
          --------------------
WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. EACH GUARANTOR, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER OF THEIR RELATED FUTURE DEALINGS. EACH GUARANTOR, AGENT AND EACH LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AN VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

     19.  WAIVER OF RIGHTS AGAINST BORROWERS. NOTWITHSTANDING ANYTHING TO THE
          ----------------------------------
CONTRARY WHICH MAY BE CONTAINED HEREIN, EACH GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY AGREES THAT SUCH GUARANTOR (I) WILL NOT ASSERT AGAINST ANY BORROWER ANY RIGHT OR CLAIM, AT LAW OR IN EQUITY, TO INDEMNIFICATION, REIMBURSEMENT, CONTRIBUTION, RESTITUTION OR PAYMENT FOR OR WITH RESPECT TO ANY AND ALL AMOUNTS SUCH GUARANTOR MAY PAY OR BE OBLIGATED TO PAY TO THE LENDERS, INCLUDING, WITHOUT LIMITATION, THE OBLIGATIONS, AND ANY AND ALL OTHER OBLIGATIONS WHICH SUCH GUARANTOR MAY PERFORM, SATISFY OR DISCHARGE, UNDER OR WITH RESPECT TO THIS GUARANTY, (II) WAIVES AND RELEASES ALL SUCH RIGHTS AND CLAIMS, AT LAW OR IN EQUITY, TO INDEMNIFICATION, REIMBURSEMENT, CONTRIBUTION, RESTITUTION OR PAYMENT WHICH SUCH GUARANTOR MAY HAVE NOW OR AT ANY TIME

AGAINST ANY BORROWER AND (III) WILL NOT ASSIGN OR OTHERWISE TRANSFER ANY SUCH RIGHT OR CLAIMS TO ANY OTHER PERSON. EACH GUARANTOR FURTHER UNCONDITIONALLY AND IRREVOCABLY AGREES THAT SUCH GUARANTOR SHALL HAVE NO RIGHT OF SUBROGATION, AND WAIVES ANY RIGHT TO ENFORCE ANY REMEDY WHICH THE LENDERS NOW HAVE OR HEREAFTER MAY HAVE AGAINST ANY BORROWER AND WAIVES ANY DEFENSE BASED UPON AN ELECTION OF REMEDIES BY THE LENDERS, WHICH DESTROYS OR OTHERWISE IMPAIRS ANY SUBROGATION RIGHTS OF SUCH GUARANTOR AND/OR THE RIGHT OF SUCH GUARANTOR TO PROCEED AGAINST ANY BORROWER FOR REIMBURSEMENT.

     [Remainder of page left intentionally blank; signature page follows]

          IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first above written.

                                   ORC TELESERVICE CORP., a Delaware
                                   corporation

                                   By: /s/ John F. Short
                                       -----------------------
                                       Name: John F. Short
                                       Title: President

                                   ORC PROTEL, INC., a Delaware corporation

                                   By: /s/ John F. Short
                                       -----------------------
                                       Name: John F. Short
                                       Title: President

                                   MACRO INTERNATIONAL INC., a Delaware
                                   corporation

                                   By: /s/ Douglas L. Cox
                                       -----------------------
                                       Name: Douglas L. Cox
                                       Title: Vice President

                                   QUANTUM RESEARCH CORPORATION, a Maryland corporation

                                   By: /s/ Douglas L. Cox
                                       -----------------------
                                       Name: Douglas L. Cox
                                       Title: Vice President